Exhibit 99.1

Unless the context otherwise requires, the terms “we,” “us,” “our,” “Kraft Heinz,” and the “Company” each refer to The Kraft Heinz Company.

Forward-Looking Statements
This supplemental information contains a number of forward-looking statements. Words such as “expect,” “assess,” “will,” and variations of such words and similar expressions are intended to identify forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding our plans and the impacts of accounting guidance. These forward-looking statements are not guarantees of future performance and are subject to a number of risks and uncertainties, many of which are difficult to predict and beyond our control.
Important factors that affect our business and operations and that may cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, operating in a highly competitive industry; changes in the retail landscape or the loss of key retail customers; our ability to maintain, extend and expand our reputation and brand image; the impacts of our international operations; our ability to leverage our brand value; our ability to predict, identify and interpret changes in consumer preferences and demand; our ability to drive revenue growth in our key product categories, increase our market share, or add products; an impairment of the carrying value of goodwill or other indefinite-lived intangible assets; volatility in commodity, energy and other input costs; changes in our management team or other key personnel; our ability to realize the anticipated benefits from our cost savings initiatives; changes in relationships with significant customers and suppliers; the execution of our international expansion strategy; tax law changes or interpretations; legal claims or other regulatory enforcement actions; product recalls or product liability claims; unanticipated business disruptions; our ability to complete or realize the benefits from potential and completed acquisitions, alliances, divestitures or joint ventures; economic and political conditions in the United States and in various other nations in which we operate; the volatility of capital markets; increased pension, labor and people-related expenses; volatility in the market value of all or a portion of the derivatives we use; exchange rate fluctuations; risks associated with information technology and systems, including service interruptions, misappropriation of data or breaches of security; our inability to protect intellectual property rights; impacts of natural events in the locations in which we or our customers, suppliers or regulators operate; our indebtedness and ability to pay such indebtedness; our ownership structure; the impact of future sales of our common stock in the public markets; our ability to continue to pay a regular dividend; changes in laws and regulations; restatements of our consolidated financial statements; and other factors. For additional information on these and other factors that could affect our forward-looking statements, see “Risk Factors” disclosed in our Annual Report on Form 10-K for the year ended December 30, 2017. We disclaim and do not undertake any obligation to update or revise any forward-looking statement in this document, except as required by applicable law or regulation.

Introduction
Background:
In the first quarter of our fiscal year 2018, we reorganized our segments and adopted several accounting standards updates (“ASUs”). For informational purposes only, we have furnished this exhibit to present the effects of these changes to certain previously disclosed financial information, including our consolidated statement of income for the year ended December 30, 2017, our interim condensed consolidated statements of income for each of the three months ended April 1, 2017, July 1, 2017, September 30, 2017, and December 30, 2017, and certain unaudited information related to our consolidated results of operations, results of operations by segment, and non-GAAP financial measures. The segment reorganization and adoption of accounting standards in the first quarter of 2018 had no impact on our consolidated net income or diluted earnings per share for any of the prior periods presented.
Basis of Presentation:
The following unaudited financial information is based on our historical financial statements after giving effect to the segment reorganization and ASUs adopted in the first quarter of our fiscal year 2018. The consolidated statement of income for the year ended December 30, 2017 was derived from our audited consolidated financial statements for the period then ended. The interim condensed consolidated statements of income were derived from our unaudited condensed consolidated financial statements for the respective periods then ended. In accordance with the rules of the Securities and Exchange Commission (the “SEC”), certain information and footnote disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) have been omitted.
You should read this report in conjunction with our audited consolidated financial statements and related notes in our Annual Report on Form 10-K for the year ended December 30, 2017. The financial information contained in this report is not indicative of future or annual results.
Segment Changes:
As previously disclosed, in the first quarter of our fiscal year 2018, we reorganized certain of our international businesses to better align our global geographies. As a result, we moved our Middle East and Africa businesses from the historical Asia Pacific, Middle East, and Africa (“AMEA”) operating segment into the historical Europe reportable segment, forming the new Europe, Middle East, and Africa (“EMEA”) reportable segment. The remaining businesses from the AMEA operating segment became the Asia Pacific (“APAC”) operating segment.
Therefore, effective in the first quarter of 2018, we manage and report our operating results through four segments. We have three reportable segments defined by geographic region: United States, Canada, and EMEA. Our remaining businesses are combined and disclosed as “Rest of World”. Rest of World is comprised of two operating segments: Latin America and APAC.
Accounting Standards Adopted in the Current Year:
In the first quarter of 2018, we adopted the following ASUs:

•	ASU 2016-16 related to the income tax accounting impacts of intra-entity transfers of assets other than inventory;

•	ASU 2017-01 clarifying the definition of a business used in determining whether transactions should be accounted for as acquisitions (or disposals) of assets or businesses;

•	ASU 2017-07 related to the presentation of net periodic benefit cost (pension and postretirement cost); and

•	ASU 2014-09 related to recognizing revenue from contracts with customers.
As previously disclosed, ASU 2016-16 is required to be adopted using a modified retrospective basis through a cumulative-effect adjustment to retained earnings in the period of adoption, and ASU 2017-01 is required to be adopted on a prospective basis. Therefore, there was no impact to our historical financial statements or related disclosures upon adoption of ASU 2016-16 or ASU 2017-01.
As previously disclosed, the presentation guidance within ASU 2017-07 is required to be adopted on a retrospective basis and we elected to apply the guidance within ASU 2014-09 on a full retrospective basis. Therefore, we have revised our historical financial statements and related disclosures to reflect these changes, as described in more detail below.
In March 2017, the Financial Accounting Standards Board (the “FASB”) issued ASU 2017-07 related to the presentation of net periodic benefit cost (pension and postretirement cost). This ASU became effective beginning in the first quarter of our fiscal year 2018. Under the new guidance, the service cost component of net periodic benefit cost must be presented in the same statement of income line item as other employee compensation costs arising from services rendered by employees during the period. Other components of net periodic benefit cost must be disaggregated from the service cost component in the statements of income and must be presented outside the operating income subtotal. Additionally, only the service cost component is eligible for capitalization in assets. The new guidance must be applied retrospectively for the statement of income presentation of service cost components and other net periodic benefit cost components and prospectively for the capitalization of service cost components. There is a practical expedient that allows us to use historical amounts disclosed in our Postemployment Benefits footnote as an estimation basis for retrospectively applying the statement of income presentation requirements. In the first quarter of 2018, we adopted this ASU using this practical expedient. The impact of retrospectively adopting this ASU on our historical statements of income is included in the tables below. There was no associated impact to our consolidated balance sheets, our consolidated statements of cash flows, our condensed consolidated balance sheets, our condensed consolidated statements of cash flows or related disclosures for any of the relevant historical periods.
In May 2014, the FASB issued ASU 2014-09, which superseded previously existing revenue recognition guidance. Under this ASU, companies must apply a principles-based five step model to recognize revenue upon the transfer of promised goods or services to customers and in an amount that reflects the consideration for which the company expects to be entitled to in exchange for those goods or services. The ASU may be applied using a full retrospective method or a modified retrospective transition method, with a cumulative-effect adjustment as of the date of adoption. The ASU also provides for certain practical expedients, including the option to expense as incurred the incremental costs of obtaining a contract, if the contract period is for one year or less. This ASU was effective beginning in the first quarter of our fiscal year 2018. We adopted this ASU in the first quarter of 2018 using the full retrospective method and the practical expedient described above. Upon adoption, we made the following policy elections: (i) we account for shipping and handling costs as contract fulfillment costs, and (ii) we exclude taxes imposed on and collected from customers in revenue producing transactions (e.g., sales, use, and value added taxes) from the transaction price. The impact of adopting this guidance was immaterial to our financial statements and related disclosures.
While the impact of the adoption of ASU 2014-09 was immaterial, at the same time we retrospectively corrected immaterial misclassifications in our statements of income principally related to customer incentive program expenses. The impact on our statement of income for 2017 was a decrease to net sales of $147 million, a decrease to cost of products sold of $139 million, and a decrease to selling, general and administrative expenses of $8 million. There was no associated impact to our consolidated balance sheets, our consolidated statements of cash flows, our condensed consolidated balance sheets, or our condensed consolidated statements of cash flows as of or for any of the historical periods presented.
Historical Impacts:
The impacts of these ASUs and reclassifications on our historical statements of income were as follows (in millions):

	For the Year Ended
	December 30, 2017
	As Reported	Adjustments	As Adjusted
Net sales	$26,232	$(147)	$26,085
Cost of products sold	16,529	419	16,948
Gross profit	9,703	(566)	9,137
Selling, general and administrative expenses	2,930	70	3,000
Operating income	6,773	(636)	6,137
Interest expense	1,234	—	1,234
Other expense/(income), net	9	(636)	(627)
Income/(loss) before income taxes	5,530	—	5,530

	For the Three Months Ended
	April 1, 2017
	As Reported	Adjustments	As Adjusted
Net sales	$6,364	$(40)	$6,324
Cost of products sold	4,063	62	4,125
Gross profit	2,301	(102)	2,199
Selling, general and administrative expenses	750	16	766
Operating income	1,551	(118)	1,433
Interest expense	313	—	313
Other expense/(income), net	(12)	(118)	(130)
Income/(loss) before income taxes	1,250	—	1,250

	For the Three Months Ended
	July 1, 2017
	As Reported	Adjustments	As Adjusted
Net sales	$6,677	$(40)	$6,637
Cost of products sold	3,996	208	4,204
Gross profit	2,681	(248)	2,433
Selling, general and administrative expenses	760	29	789
Operating income	1,921	(277)	1,644
Interest expense	307	—	307
Other expense/(income), net	24	(277)	(253)
Income/(loss) before income taxes	1,590	—	1,590

	For the Three Months Ended
	September 30, 2017
	As Reported	Adjustments	As Adjusted
Net sales	$6,314	$(34)	$6,280
Cost of products sold	4,000	77	4,077
Gross profit	2,314	(111)	2,203
Selling, general and administrative expenses	653	12	665
Operating income	1,661	(123)	1,538
Interest expense	306	—	306
Other expense/(income), net	(4)	(123)	(127)
Income/(loss) before income taxes	1,359	—	1,359

	For the Three Months Ended
	December 30, 2017
	As Reported	Adjustments	As Adjusted
Net sales	$6,877	$(33)	$6,844
Cost of products sold	4,470	72	4,542
Gross profit	2,407	(105)	2,302
Selling, general and administrative expenses	767	13	780
Operating income	1,640	(118)	1,522
Interest expense	308	—	308
Other expense/(income), net	1	(118)	(117)
Income/(loss) before income taxes	1,331	—	1,331
The following tables represent our consolidated statement of income for the year ended December 30, 2017 and the interim periods therein, after giving effect to these adjustments.

The Kraft Heinz Company
Consolidated Statement of Income
(in millions, except per share data)
(Unaudited)

For the Year Ended
December 30, 2017
Net sales	$26,085
Cost of products sold	16,948
Gross profit	9,137
Selling, general and administrative expenses	3,000
Operating income	6,137
Interest expense	1,234
Other expense/(income), net	(627)
Income/(loss) before income taxes	5,530
Provision for/(benefit from) income taxes	(5,460)
Net income/(loss)	10,990
Net income/(loss) attributable to noncontrolling interest	(9)
Net income/(loss) attributable to common shareholders	$10,999
Per share data applicable to common shareholders:
Basic earnings/(loss)	$9.03
Diluted earnings/(loss)	8.95
Dividends declared	2.45

The Kraft Heinz Company
Condensed Consolidated Statements of Income
(in millions, except per share data)
(Unaudited)

	For the Three Months Ended
	April 1, 2017	July 1, 2017	September 30, 2017	December 30, 2017
Net sales	$6,324	$6,637	$6,280	$6,844
Cost of products sold	4,125	4,204	4,077	4,542
Gross profit	2,199	2,433	2,203	2,302
Selling, general and administrative expenses	766	789	665	780
Operating income	1,433	1,644	1,538	1,522
Interest expense	313	307	306	308
Other expense/(income), net	(130)	(253)	(127)	(117)
Income/(loss) before income taxes	1,250	1,590	1,359	1,331
Provision for/(benefit from) income taxes	359	430	416	(6,665)
Net income/(loss)	891	1,160	943	7,996
Net income/(loss) attributable to noncontrolling interest	(2)	1	(1)	(7)
Net income/(loss) attributable to common shareholders	$893	$1,159	$944	$8,003
Per share data applicable to common shareholders:
Basic earnings/(loss)	$0.73	$0.95	$0.78	$6.57
Diluted earnings/(loss)	0.73	0.94	0.77	6.52
Dividends declared	0.60	0.60	0.625	0.625
Basic and diluted earnings per common share (“EPS”) are computed independently for each of the periods presented. Accordingly, the sum of the quarterly EPS amounts may not equal the total for the year.

Results of Operations
In this supplemental information, we disclose certain non-GAAP financial measures. These non-GAAP financial measures assist management in comparing our performance on a consistent basis for purposes of business decision-making by removing the impact of certain items that management believes do not directly reflect our underlying operations. For additional information and reconciliations from GAAP financial measures see the Non-GAAP Financial Measures section.
Consolidated Results of Operations

	For the Year Ended	For the Three Months Ended
	December 30, 2017	April 1, 2017	July 1, 2017	September 30, 2017	December 30, 2017
	(in millions)
Net sales	$26,085	$6,324	$6,637	$6,280	$6,844
Organic Net Sales(a)	26,023	6,340	6,684	6,240	6,759
Operating income	6,137	1,433	1,644	1,538	1,522
Net income/(loss) attributable to common shareholders	10,999	893	1,159	944	8,003
Adjusted EBITDA(a)	7,770	1,844	2,065	1,888	1,973
(a) This is a non-GAAP financial measure. See the Non-GAAP Financial Measures section for more information.
Results of Operations by Segment
Management evaluates segment performance based on several factors, including net sales, Organic Net Sales, and segment adjusted earnings before interest, tax, depreciation, and amortization (“Segment Adjusted EBITDA”). Management uses Segment Adjusted EBITDA to evaluate segment performance and allocate resources. Segment Adjusted EBITDA is a tool that can assist management and investors in comparing our performance on a consistent basis by removing the impact of certain items that management believes do not directly reflect our underlying operations. These items include depreciation and amortization (excluding integration and restructuring expenses; including amortization of postretirement benefit plans prior service credits), equity award compensation expense, integration and restructuring expenses, merger costs, unrealized gains/(losses) on commodity hedges (the unrealized gains and losses are recorded in general corporate expenses until realized; once realized, the gains and losses are recorded in the applicable segment’s operating results), impairment losses, gains/(losses) on the sale of a business, and nonmonetary currency devaluation (e.g., remeasurement gains and losses).

	For the Year Ended	For the Three Months Ended
	December 30, 2017	April 1, 2017	July 1, 2017	September 30, 2017	December 30, 2017
	(in millions)
United States
Net sales	$18,230	$4,518	$4,601	$4,351	$4,760
Organic Net Sales(a)	18,230	4,518	4,601	4,351	4,760
Segment Adjusted EBITDA	5,964	1,464	1,557	1,433	1,510
Canada
Net sales	2,177	440	592	556	589
Organic Net Sales(a)	2,135	427	612	534	562
Segment Adjusted EBITDA	636	125	189	161	161
EMEA
Net sales	2,594	597	647	651	699
Organic Net Sales(a)	2,609	644	679	638	648
Segment Adjusted EBITDA	681	140	184	182	175
Rest of World
Net sales	3,084	769	797	722	796
Organic Net Sales(a)	3,049	751	792	717	789
Segment Adjusted EBITDA	597	144	171	140	142
(a) This is a non-GAAP financial measure. See the Non-GAAP Financial Measures section for more information.

Non-GAAP Financial Measures
The non-GAAP financial measures we provide in this report should be viewed in addition to, and not as an alternative for, results prepared in accordance with U.S. GAAP.
To supplement the consolidated financial statements prepared in accordance with U.S. GAAP, we have presented Organic Net Sales, Adjusted EBITDA, and Constant Currency Adjusted EBITDA, which are considered non-GAAP financial measures. The non-GAAP financial measures presented may differ from similarly titled non-GAAP financial measures presented by other companies, and other companies may not define these non-GAAP financial measures in the same way. These measures are not substitutes for their comparable U.S. GAAP financial measures, such as net sales, net income/(loss), or other measures prescribed by U.S. GAAP, and there are limitations to using non-GAAP financial measures.
Management uses these non-GAAP financial measures to assist in comparing our performance on a consistent basis for purposes of business decision-making by removing the impact of certain items that management believes do not directly reflect our underlying operations. Management believes that presenting our non-GAAP financial measures (i.e., Organic Net Sales, Adjusted EBITDA, and Constant Currency Adjusted EBITDA) is useful to investors because it (i) provides investors with meaningful supplemental information regarding financial performance by excluding certain items, (ii) permits investors to view performance using the same tools that management uses to budget, make operating and strategic decisions, and evaluate historical performance, and (iii) otherwise provides supplemental information that may be useful to investors in evaluating our results. We believe that the presentation of these non-GAAP financial measures, when considered together with the corresponding U.S. GAAP financial measures and the reconciliations to those measures, provides investors with additional understanding of the factors and trends affecting our business than could be obtained absent these disclosures.
Organic Net Sales is defined as net sales excluding, when they occur, the impact of acquisitions, currency, divestitures, and a 53rd week of shipments. We calculate the impact of currency on net sales by holding exchange rates constant at the previous year’s exchange rate, with the exception of Venezuela following our June 28, 2015 currency devaluation, for which we calculate the previous year’s results using the current year’s exchange rate. Organic Net Sales is a tool that can assist management and investors in comparing our performance on a consistent basis by removing the impact of certain items that management believes do not directly reflect our underlying operations.
Adjusted EBITDA is defined as net income/(loss) from continuing operations before interest expense, other expense/(income), net, and provision for/(benefit from) income taxes; in addition to these adjustments, we exclude, when they occur, the impacts of depreciation and amortization (excluding integration and restructuring expenses; including amortization of postretirement benefit plans prior service credits), integration and restructuring expenses, merger costs, unrealized losses/(gains) on commodity hedges, impairment losses, losses/(gains) on the sale of a business, nonmonetary currency devaluation (e.g., remeasurement gains and losses), and equity award compensation expense (excluding integration and restructuring expenses). We also present Adjusted EBITDA on a constant currency basis. We calculate the impact of currency on Adjusted EBITDA by holding exchange rates constant at the previous year's exchange rate, with the exception of Venezuela following our June 28, 2015 devaluation of the Venezuelan bolivar and remeasurement of assets and liabilities of our Venezuelan subsidiary, for which we calculate the previous year's results using the current year's exchange rate. Adjusted EBITDA and Constant Currency Adjusted EBITDA are tools that can assist management and investors in comparing our performance on a consistent basis by removing the impact of certain items that management believes do not directly reflect our underlying operations.

The Kraft Heinz Company
Reconciliation of Net Sales to Organic Net Sales
(dollars in millions)
(Unaudited)

	Net Sales	Impact of Currency	Organic Net Sales
Year Ended December 30, 2017
United States	$18,230	$—	$18,230
Canada	2,177	42	2,135
EMEA	2,594	(15)	2,609
Rest of World	3,084	35	3,049
Kraft Heinz	$26,085	$62	$26,023

Three Months Ended April 1, 2017
United States	$4,518	$—	$4,518
Canada	440	13	427
EMEA	597	(47)	644
Rest of World	769	18	751
Kraft Heinz	$6,324	$(16)	$6,340

Three Months Ended July 1, 2017
United States	$4,601	$—	$4,601
Canada	592	(20)	612
EMEA	647	(32)	679
Rest of World	797	5	792
Kraft Heinz	$6,637	$(47)	$6,684

Three Months Ended September 30, 2017
United States	$4,351	$—	$4,351
Canada	556	22	534
EMEA	651	13	638
Rest of World	722	5	717
Kraft Heinz	$6,280	$40	$6,240

Three Months Ended December 30, 2017
United States	$4,760	$—	$4,760
Canada	589	27	562
EMEA	699	51	648
Rest of World	796	7	789
Kraft Heinz	$6,844	$85	$6,759

The Kraft Heinz Company
Reconciliation of Net Income/(Loss) to Adjusted EBITDA
(in millions)
(Unaudited)

For the Year Ended
December 30, 2017
Net income/(loss)	$10,990
Interest expense(a)	1,234
Other expense/(income), net(a)(b)(c)	(627)
Provision for/(benefit from) income taxes(d)	(5,460)
Operating income	6,137
Depreciation and amortization (excluding integration and restructuring expenses)(a)	910
Integration and restructuring expenses(a)(b)	606
Unrealized losses/(gains) on commodity hedges(a)	19
Impairment losses(a)	49
Equity award compensation expense (excluding integration and restructuring expenses)(a)	49
Adjusted EBITDA	$7,770

(a)	Income tax expense associated with these items is based on applicable jurisdictional tax rates and deductibility assessments of individual items.

(b)	Integration and restructuring expenses included the following gross expenses/(income):

•	Expenses recorded in cost of products sold were $463 million;

•	Expenses recorded in selling, general and administrative expenses (“SG&A”) were $143 million; and

•	Income recorded in other expense/(income), net, was $149 million.

(c)	Gross nonmonetary currency devaluation expenses recorded in other expense/(income), net, were $36 million.

(d)	Included a tax benefit of $7.0 billion related to enactment of the Tax Cuts and Jobs Act by the U.S. government on December 22, 2017.

The Kraft Heinz Company
Reconciliation of Net Income/(Loss) to Adjusted EBITDA
(in millions)
(Unaudited)

For the Three Months Ended
April 1, 2017
Net income/(loss)	$891
Interest expense(a)	313
Other expense/(income), net(a)(b)(c)	(130)
Provision for/(benefit from) income taxes	359
Operating income	1,433
Depreciation and amortization (excluding integration and restructuring expenses)(a)	222
Integration and restructuring expenses(a)(b)	135
Unrealized losses/(gains) on commodity hedges(a)	42
Equity award compensation expense (excluding integration and restructuring expenses)(a)	12
Adjusted EBITDA	$1,844

(a)	Income tax expense associated with these items is based on applicable jurisdictional tax rates and deductibility assessments of individual items.

(b)	Integration and restructuring includes the following gross expenses:

•	Expenses recorded in cost of products sold were $96 million;

•	Expenses recorded in SG&A were $39 million; and

•	Expenses recorded in other expense/(income), net, were $13 million.

(c)	Gross nonmonetary currency devaluation expenses recorded in other expense/(income), net, were $8 million.

The Kraft Heinz Company
Reconciliation of Net Income/(Loss) to Adjusted EBITDA
(in millions)
(Unaudited)

For the Three Months Ended
July 1, 2017
Net income/(loss)	$1,160
Interest expense(a)	307
Other expense/(income), net(a)(b)(c)	(253)
Provision for/(benefit from) income taxes	430
Operating income	1,644
Depreciation and amortization (excluding integration and restructuring expenses)(a)	218
Integration and restructuring expenses(a)(b)	154
Unrealized losses/(gains) on commodity hedges(a)	(13)
Impairment losses(a)	48
Equity award compensation expense (excluding integration and restructuring expenses)(a)	14
Adjusted EBITDA	$2,065

(a)	Income tax expense associated with these items is based on applicable jurisdictional tax rates and deductibility assessments of individual items.

(b)	Integration and restructuring includes the following gross expenses/(income):

•	Expenses recorded in cost of products sold were $83 million;

•	Expenses recorded in SG&A were $71 million; and

•	Income recorded in other expense/(income), net, was $160 million.

(c)	Gross nonmonetary currency devaluation expenses recorded in other expense/(income), net, were $25 million.

The Kraft Heinz Company
Reconciliation of Net Income/(Loss) to Adjusted EBITDA
(in millions)
(Unaudited)

For the Three Months Ended
September 30, 2017
Net income/(loss)	$943
Interest expense(a)	306
Other expense/(income), net(a)(b)(c)	(127)
Provision for/(benefit from) income taxes	416
Operating income	1,538
Depreciation and amortization (excluding integration and restructuring expenses)(a)	243
Integration and restructuring expenses(a)(b)	99
Unrealized losses/(gains) on commodity hedges(a)	(5)
Impairment losses(a)	1
Equity award compensation expense (excluding integration and restructuring expenses)(a)	12
Adjusted EBITDA	$1,888

(a)	Income tax expense associated with these items is based on applicable jurisdictional tax rates and deductibility assessments of individual items.

(b)	Integration and restructuring expenses included the following gross expenses/(income):

•	Expenses recorded in cost of products sold were $85 million;

•	Expenses recorded in SG&A were $14 million; and

•	Income recorded in other expense/(income), net, was $4 million.

(c)	Gross nonmonetary currency devaluation expenses recorded in other expense/(income), net, were $3 million.

The Kraft Heinz Company
Reconciliation of Net Income/(Loss) to Adjusted EBITDA
(in millions)
(Unaudited)

For the Three Months Ended
December 30, 2017
Net income/(loss)	$7,996
Interest expense(a)	308
Other expense/(income), net(a)(b)	(117)
Provision for/(benefit from) income taxes(c)	(6,665)
Operating income	1,522
Depreciation and amortization (excluding integration and restructuring expenses)(a)	227
Integration and restructuring expenses(a)(b)	218
Unrealized losses/(gains) on commodity hedges(a)	(5)
Equity award compensation expense (excluding integration and restructuring expenses)(a)	11
Adjusted EBITDA	$1,973

(a)	Income tax expense associated with these items is based on applicable jurisdictional tax rates and deductibility assessments of individual items.

(b)	Integration and restructuring expenses included the following gross expenses:

•	Expenses recorded in cost of products sold were $199 million;

•	Expenses recorded in SG&A were $19 million; and

•	Expenses recorded in other expense/(income), net, were $2 million.

(c)	Included a tax benefit of $7.0 billion related to enactment of the Tax Cuts and Jobs Act by the U.S. government on December 22, 2017.

The Kraft Heinz Company
Reconciliation of Adjusted EBITDA to Constant Currency Adjusted EBITDA
(dollars in millions)
(Unaudited)

	Adjusted EBITDA	Impact of Currency	Constant Currency Adjusted EBITDA
Year Ended December 30, 2017
United States	$5,964	$—	$5,964
Canada	636	11	625
EMEA	681	(11)	692
Rest of World	597	4	593
General corporate expenses	(108)	—	(108)
Kraft Heinz	$7,770	$4	$7,766

Three Months Ended April 1, 2017
United States	$1,464	$—	$1,464
Canada	125	3	122
EMEA	140	(13)	153
Rest of World	144	2	142
General corporate expenses	(29)	—	(29)
Kraft Heinz	$1,844	$(8)	$1,852

Three Months Ended July 1, 2017
United States	$1,557	$—	$1,557
Canada	189	(6)	195
EMEA	184	(14)	198
Rest of World	171	1	170
General corporate expenses	(36)	1	(37)
Kraft Heinz	$2,065	$(18)	$2,083

Three Months Ended September 30, 2017
United States	$1,433	$—	$1,433
Canada	161	6	155
EMEA	182	3	179
Rest of World	140	1	139
General corporate expenses	(28)	(1)	(27)
Kraft Heinz	$1,888	$9	$1,879

Three Months Ended December 30, 2017
United States	$1,510	$—	$1,510
Canada	161	8	153
EMEA	175	13	162
Rest of World	142	—	142
General corporate expenses	(15)	—	(15)
Kraft Heinz	$1,973	$21	$1,952